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                                                                       Exhibit 1




                                FIRSTENERGY CORP.

                                   ----------

                      $_____ __% NOTES, SERIES A, DUE 2006
                      $_____ __% NOTES, SERIES B, DUE 2011
                      $_____ __% NOTES, SERIES C, DUE 2031




                             UNDERWRITING AGREEMENT





November __, 2001
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                                                               November __, 2001


Barclays Capital Inc.
Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.
(collectively, the "Representatives")
and the other Underwriters listed on Annex A hereto

Ladies and Gentlemen:

                                       I.

         FirstEnergy Corp., an Ohio corporation (hereinafter called the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named on Annex A hereto (the "Underwriters", which term, when the context permits, shall also include any underwriters substituted as hereinafter provided in Article IX), and the Underwriters, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agree to purchase from the Company, severally and not jointly, the principal amount of the Company's securities identified in Annex B hereto (the "Debt Securities") to be issued under an indenture, dated as of November __, 2001 (the "Indenture"), between the Company and Bank One Trust Company, N.A., as trustee (the "Trustee"), set forth on Annex A hereto opposite their names (in an aggregate principal amount of $__ billion) at a purchase price identified in Annex B hereto. The Debt Securities are more fully described in the Prospectus to which reference is hereinafter made.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-69856), including a preliminary prospectus relating to the Debt Securities, and will file with the Commission a final form of a prospectus specifically relating to the terms of the Debt Securities pursuant to Rule 424 under the Securities Act of 1933 (the "Act"). Such registration statement has become effective. The Company qualifies for use of Form S-3 for the registration of the Debt Securities and the Debt Securities are registered under the Act. The preliminary prospectus forming a part of such registration statement, at the time such registration statement (or the most recent amendment thereto filed prior to the time of effectiveness of this Agreement) became effective, including all documents incorporated by reference therein at that time pursuant to Item 12 of Form S-3, is hereinafter referred to as the "Basic Prospectus." In the event that (i) the Basic Prospectus shall have been amended, revised or supplemented prior to the time of effectiveness of this Agreement, including without limitation by any preliminary prospectus supplement relating to the Debt Securities, or (ii) the Company shall have filed documents pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") after the time such registration statement (or the most recent amendment thereto filed prior to the time of effectiveness of this Agreement) became effective and prior to the time of effectiveness of this Agreement, which are incorporated or deemed to be incorporated by reference in the Basic Prospectus pursuant to Item 12 of Form S-3, the term "Basic Prospectus" as used herein shall also mean such prospectus as so amended, revised or supplemented and reflecting such incorporation by reference. Such registration statement in the form in which it became effective


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and as it may have been amended by all amendments thereto as of the time of effectiveness of this Agreement (including, for these purposes, as an amendment any document incorporated or deemed to be incorporated by reference in the Basic Prospectus), and the Basic Prospectus as it shall be supplemented to reflect the terms of the offering and sale of the Debt Securities by a prospectus supplement (a "Prospectus Supplement") to be filed with the Commission pursuant to Rule 424(b) under the Act, are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively.

                                       II.

         The Company is advised by you that the Underwriters propose to make a public offering of their respective Debt Securities as soon after this underwriting agreement (the "Agreement") is entered into as in your judgment is advisable. The Company is further advised by you that the Debt Securities are to be offered to the public at the public offering prices set forth in Annex B hereto. Annex B also sets forth the maximum concession and reallowance per Debt Security.

                                      III.

         Payment for the Debt Securities shall be made to the Company or its order by wire transfer or by certified or official bank check or checks in immediately available funds at the office of _______________, New York, N.Y., at 10:00 A.M., New York City time, on November __, 2001, or at such other time on the same or such other date, not later than November __, 2001, as we shall mutually agree, upon delivery of the certificate(s) representing the Debt Securities. Certificates for the Debt Securities shall be in definitive form and registered in such names and in such denominations as you shall request in writing not less than two full business days prior to the date of delivery. The time and date of such payment and delivery are herein referred to as the Closing Date.

                                       IV.

         The Company represents and warrants to you that as of the date hereof:

                  (a) (i) the Basic Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto or filed pursuant to Rule 424 under the Act complied when so filed in all material respects with the Act and the applicable rules and regulations of the Commission thereunder, and each document incorporated by reference therein complied when originally filed in all material respects with the requirements of the Act or the Exchange Act pursuant to which it was filed and the applicable rules and regulations of the Commission thereunder, (ii) the Registration Statement and the Prospectus, as amended or supplemented or modified by the filing of a document incorporated by reference therein, will comply (at the time of such amendment, supplement or modification and, if amended, supplemented or modified prior to the Closing Date, on the Closing
         Date) in all material respects with the Act and the applicable rules and regulations thereunder, and (iii) the Registration Statement, as amended or supplemented or modified by the filing of a document incorporated by reference therein, will not contain (at the time of such amendment, supplement or modification and, if amended, supplemented or modified prior to the Closing Date, on the


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         Closing Date) any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that these representations and warranties do not apply to statements or omissions in the Registration Statement or the Prospectus, in each case as amended, supplemented or modified, or the Basic Prospectus, based upon information furnished to the Company in writing by you or by any Underwriter expressly for use therein.

                  (b) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Ohio, has the corporate power and authority to own, lease or operate its property and to conduct its business as described in the Basic Prospectus and the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

                  (c) Each Significant Subsidiary (as defined below) of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, and has corporate power and authority to own, lease or operate its property and to conduct its business as presently being conducted; and is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. "Significant Subsidiary" shall have the meaning as set forth in Rule 1-02 of Regulation S-X under the Act.

                  (d) This Agreement has been duly authorized, executed and delivered by the Company.

                  (e) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement enforceable against the Company in accordance with its terms except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or in law) and by an implied covenant of good faith and fair dealing.

                  (f) The Debt Securities have been duly authorized, and, when duly executed and authenticated, issued and delivered against payment therefor as provided herein, will constitute valid and binding obligations of the Company in accordance with the terms thereof, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by an


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         implied covenant of good faith and fair dealing and will be entitled to the benefits of the Indenture.

                  (g) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture and the Debt Securities will not contravene any provision of applicable law or the articles of incorporation or code of regulations of the Company or any Significant Subsidiary of the Company or any agreement or other instrument binding upon the Company or any Significant Subsidiary of the Company or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Significant Subsidiary of the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture or the Debt Securities, except such as may be required by the securities or Blue Sky laws of the various states, the Act and the Public Utility Holding Company Act of 1935 in connection with the offer or issuance of the Debt Securities and from the Commission (whose approval for the performance by the Company of its obligations under this Agreement, the Indenture and the Debt Securities has been obtained).

                  (h) Since the respective dates as of which information is given in the Prospectus, there has not occurred any material adverse change, or any development involving a prospective material adverse change, in the business, properties, condition (financial or otherwise) or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

                  (i) Other than as disclosed in or contemplated by the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any subsidiary of the Company is a party or to which any of the properties of the Company or any subsidiary of the Company is subject wherein an unfavorable decision, ruling or finding would have a material adverse effect on the business, properties, condition (financial or otherwise) or operations of the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to, perform its obligations under this Agreement, or to consummate the transactions contemplated by the Prospectus.

                  (j) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                                       V.

         The several obligations of the Underwriters hereunder are subject to the following conditions:

                  (a) (i) No stop order suspending the effectiveness of the Registration Statement shall be in effect, no order of the Commission directed to the adequacy or accuracy of


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         any document incorporated by reference therein shall be in effect, and no proceedings for either purpose shall be pending before or threatened by the Commission; (ii) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436 (g) (2) under the Act (a "Rating"); (iii) (x) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, no notice shall have been given of an intended or potential downgrading of the Rating of any of the Company's securities and (y) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or other, or in the earnings, business or operations, of the Company and its subsidiaries taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), that in the judgment of the Representatives is material and adverse and which, in either case, makes it, in your judgment, impracticable to market the Debt Securities; and (iv) you shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clauses (i) and (ii) above and that the representations and warranties of the Company contained herein are true and correct as of the Closing Date (except with respect to the representations and warranties made as of a specified date, in which case they are true and correct as of such date) and that there shall not have occurred any material adverse change, in the condition, financial or other, or in the earnings, business or operations, of the Company and its subsidiaries taken as a whole, from that set forth in the Registration Statement. In such certificate, the officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

                  (b) You shall have received, on and as of the Closing Date, the favorable opinion of Gary D. Benz, Esq., Associate General
         Counsel for the Company, or of such other member or members of the bar of the State of Ohio who may be designated for that purpose by the Company and who shall not be unsatisfactory to your counsel, to the effect that:

                              (i) the Company was duly organized and is validly
                  existing under the laws of the State of Ohio, and has due corporate authority to carry on the business in which it is engaged and to own, lease or operate the properties owned, leased or used by it in such business;

                             (ii) each Significant Subsidiary of the Company has
                  been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, and has corporate power and authority to own, lease or operate its property and to conduct its business as presently being conducted and has full power and authority to own, lease or operate its property and to conduct its business as presently being conducted;

                            (iii) the Debt Securities have been duly authorized
                  and executed and, when authenticated and issued and delivered against payment therefor as provided herein, will constitute valid and binding obligations of the Company enforceable


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                  against the Company in accordance with the terms thereof,
                  subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing;

                             (iv) all legally required proceedings under Ohio,
                  New Jersey and Pennsylvania law in connection with the authorization, issuance and sale and the validity of the Debt Securities by the Company in accordance with this Agreement have been taken and all legally required orders, consents or other authorizations or approvals of any Ohio, New Jersey and Pennsylvania public boards or bodies in connection therewith (other than in connection with or in compliance with the provisions of the securities or Blue Sky laws of any jurisdiction, as to which such counsel need not express an opinion) have been obtained;

                              (v) this Agreement has been duly authorized,
                  executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with the terms hereof, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing;

                             (vi) the execution and delivery by the Company of,
                  and the performance by the Company of its obligations under, the Indenture has been duly authorized by all necessary corporate action on the part of the Company; and the Indenture constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with the terms thereof, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing;

                            (vii) to the best knowledge of such counsel, no
                  order directed to the adequacy of any document incorporated by reference in the Prospectus has been issued by the Commission, and no challenge by the Commission has been made to the adequacy of any such document;

                           (viii) the descriptions in the Registration Statement
                  and Prospectus of franchises, regulations, statutes, legal and governmental proceedings and contracts and other documents insofar as such descriptions constitute (a) matters of law or legal conclusions (or summaries thereof) involving the laws of the State of Ohio, New Jersey or Pennsylvania or (b) summaries of legal proceedings to


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                  which the Company is a party, are accurate in all material respects, and such counsel does not know of any legal or governmental proceedings required to be described in the Registration Statement or the Prospectus which are not so described (or the descriptions of which are not incorporated by reference therein) as required, other than proceedings that such counsel believes are not likely to have a material adverse effect on the Company and its subsidiaries taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by the Prospectus, nor of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not so described (or the descriptions of which are not incorporated by reference therein) or filed as required; and

                             (ix) the Company and each of its subsidiaries has
                  obtained all necessary consents, authorizations, approvals, orders, licenses, certificates and permits of and from, and has made all declarations and filings with, all foreign, federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, required to own, lease, license and operate and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain, declare or file would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  In rendering such opinion, such counsel may rely as to all matters of New York law upon the opinion referred to in (c) below and as to all matters of New Jersey and Pennsylvania law upon the opinions of [_____] and [______], respectively. In addition, such counsel shall state that nothing has come to the attention of such counsel which would lead such counsel to believe that the Registration Statement or any post-effective amendment thereto (except for the financial statements, including the notes thereto and any related schedules, and other financial and statistical data included therein, as to which such counsel need express no opinion), at the time such Registration Statement or any such post-effective amendment thereto became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as amended or supplemented or modified by the filing of a document incorporated by reference therein (except for the financial statements, including the notes thereto and any related schedules, and other financial and statistical data therein, as to which such counsel need express no opinion), as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (c) You shall have received, on and as of the Closing Date, the favorable opinion of Pillsbury Winthrop LLP, New York counsel for the Company, to the effect that:


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                              (i) the statements made in the Prospectus under
                  the caption "Description of the Debt Securities," insofar as such statements constitute summaries of the legal matters or documents referred to therein, are accurate in all material respects;

                            (ii) the Debt Securities have been duly authorized
                  and executed, and when authenticated, issued and delivered against payment therefor as provided herein, the Debt Securities will constitute valid and binding obligations of the Company enforceable against the Company in accordance with the terms thereof, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing;

                            (iii) the Indenture has been duly authorized,
                  executed and delivered by the Company; it constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with the terms thereof, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing;

                            (iv) all legally required proceedings under the laws
                  of the State of New York or the United States of America in connection with the authorization, issuance and sale and the validity of the Debt Securities by the Company in accordance with this Agreement have been taken and all legally required orders, consents or other authorizations or approvals of the Commission and of any other New York or federal public boards or bodies in connection therewith (other than in connection with or in compliance with the provisions of the securities or Blue Sky laws of any jurisdiction, as to which such counsel need not express an opinion) have been obtained;

                              (v) the Indenture has been duly qualified under
                  the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"); the Registration Statement has become effective under the Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated by the Commission;

                            (vi) this Agreement has been duly authorized,
                  executed and delivered by the Company, it constitutes a valid and legally binding agreement of the Company, in accordance with the terms hereof, enforceable against the Company in accordance with the terms thereof, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, by


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                  general equitable principles (regardless of whether such
                  enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing;

                            (vii) the Registration Statement, the Prospectus and
                  any supplements or amendments thereto (except for the financial statements, including the notes thereto and any related schedules, and other financial and statistical data included or incorporated by reference therein, as to which such counsel need not express an opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder;

                           (viii) each document of the Company incorporated by
                  reference in the Prospectus, as such document was originally filed by the Company pursuant to the Act or the Exchange Act (except for the financial statements, including the notes thereto and any related schedules, and other financial and statistical data included or incorporated by reference therein, as to which such counsel need not express an opinion), complied as to form when so filed in all material respects with the requirements of the Act or the Exchange Act pursuant to which it was filed and the applicable rules and regulations of the Commission thereunder;

                             (ix) to the best knowledge of such counsel, no
                  order directed to the adequacy of any document of the Company incorporated by reference in the Prospectus has been issued by the Commission, and no challenge by the Commission has been made to the adequacy of any such document; and

                              (x) the Company is not an "investment company" or
                  an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                  In rendering such opinion, such counsel may rely as to all matters of Ohio law upon the opinion referred to in (b) above and as to all matters of New Jersey and Pennsylvania law upon the opinions of [_____] and [_____], respectively. In addition, such counsel shall state that nothing has come to the attention of such counsel which would lead such counsel to believe that the Registration Statement or any post-effective amendment thereto (except for the financial statements, including the notes thereto and any related schedules, and other financial and statistical data therein, as to which such counsel need express no opinion), at the time such Registration Statement or any such post-effective amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as amended or supplemented or modified by the filing of a document incorporated by reference therein (except for the financial statements, including the notes thereto and any related schedules, and other financial and statistical data therein, as to which such counsel need express no opinion), as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make


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         the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (d) You shall have received, on and as of the Closing Date, the favorable opinion of Thelen Reid & Priest LLP, counsel for the Underwriters, with respect to the issue and sale of the Debt Securities. In rendering such opinion, such counsel shall state that nothing has come to the attention of such counsel which would lead such counsel to believe that the Registration Statement or any post-effective amendment thereto (except for the financial statements, including the notes thereto and any related schedules, or other financial data therein, as to which such counsel need express no opinion), at the time such Registration Statement or any such post-effective amendment thereto becomes effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as amended or supplemented or modified by the filing of a document incorporated by reference therein (except for the financial statements, including the notes thereto and any related schedules, and other financial data therein, as to which such counsel need express no opinion), as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (e) You shall have received on the Closing Date a letter, dated as of the Closing Date, in form and substance satisfactory to you, from Arthur Andersen LLP, independent public accountants for the Company, in form and substance satisfactory to Morgan Stanley & Co. Incorporated, as representative of the Underwriters, confirming that they are independent accountants within the meaning of the Act and the applicable rules and regulations adopted by the Commission thereunder and that they have performed reviews of the unaudited interim consolidated financial information of the Company for the three-month period ended March 31, 2001, for the three-month and six-month periods ended June 30, 2001, and for the three-month and nine-month periods ended September 30, 2001, and as of March 31, 2001, June 30, 2001 and September 30, 2001, in accordance with the Statement on Auditing Standards No. 71, and stating in effect, that:

                                    (i) in their opinion, the financial
                           statements and financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus and audited by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the applicable rules and regulations adopted by the Commission thereunder;

                                    (ii) on the basis of a reading of the latest
                           unaudited interim consolidated financial statements, if any, made available by the Company; their limited reviews in accordance with standards established under Statement on Auditing Standards No. 71, of the unaudited interim consolidated financial information of the Company for the three-month period ended March 31, 2001, for the three-month and six-month periods


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                           ended June 30, 2001 and for the three-month and
                           nine-month periods ended September 30, 2001, and as of March 31, 2001, June 30, 2001 and September 30, 2001; a reading of the minutes of the meetings of the Board of Directors, Committees of the Board of Directors, and the Shareholders, in each case, of the Company; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company,

                                            (1) nothing came to their
                                    attention which caused them to believe
                                    that any material modifications should be made to the unaudited interim consolidated financial information of the Company for the three-month period ended March 31, 2001, for the three-month and six-month periods ended June 30, 2001 and for the three-month and nine-month periods ended September 30, 2001, and as of March 31, 2001, June 30, 2001 and
                                    September 30, 2001, for them to be in
                                    conformity with accounting principles
                                    generally accepted in the United States
                                    and the unaudited interim consolidated
                                    financial information of the Company do
                                    not comply as to form, in all material
                                    respects, with the accounting
                                    requirements of the [Act and] Exchange
                                    Act and the related rules and regulations adopted by the Commission thereunder; and

                                            (2) with respect to the period
                                    subsequent to September 30, 2001, they were informed, at a specified date not more than five days prior to the date of the letter, of any changes in the Company's common stock, the preferred stock of the Company's consolidated subsidiaries, Ohio Edison Company's company-obligated mandatorily-redeemable preferred securities or increase in the long-term debt of the Company or decrease in the Company's common shareholders' equity (except as occasioned by the declaration of dividends) as compared with the amounts shown on the September 30, 2001 consolidated balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, or for the period from October 1, 2001 to October 31, 2001, there were any decreases, as compared with the corresponding period in the preceding year, in operating revenues or net income of the Company;

                           (iii) they have performed certain other specified
                  procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company), as identified by Morgan Stanley & Co. Incorporated and set forth in the Registration Statement and the Prospectus or in Exhibit 12 to the Registration Statement, or included or incorporated by reference in Items 1, 2, 6 and 7 of the Company's Annual Report on Form 10-K, as amended, for the year ended December 31, 2000, which is incorporated by reference in the Registration Statement and the

                  Prospectus, or included in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Company's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2001, June 30, 2001 and September 30, 2001, which are incorporated by reference in the Registration Statement and the Prospectus, or the historical amounts included in the unaudited pro forma combined information included in the Registration Statement and the Prospectus, agrees with the related financial statements or underlying accounting records of the Company, excluding any questions of legal interpretation; and

                           (iv) on the basis of a reading of the unaudited pro
                  forma combined financial information included in the Registration Statement and the Prospectus (the "pro forma combined financial information"); inquiring of certain officials of the Company who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma combined financial information, nothing came to their attention which caused them to believe that the pro forma combined financial information does not comply as to form, in all material respects, with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such information.

                  (f) You shall have received on the Closing Date a letter, dated the Closing Date, in form and substance satisfactory to you, from PricewaterhouseCoopers LLP, former independent public accountants for GPU, Inc. ("GPU"), in form and substance satisfactory to Morgan Stanley & Co. Incorporated, as representative of the Underwriters, confirming that they are independent accountants within the meaning of the Act and the rules and regulations adopted thereunder and that they have performed reviews of the unaudited interim consolidated financial information of GPU for the three-month period ended March 31, 2001, and for the three-month and six-month periods ended June 30, 2001, and as of March 31, 2001 and June 30, 2001, in accordance with the Statement on Auditing Standards No. 71, and stating in effect, that:

                                    (i) in their opinion, the financial
                           statements and financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus and audited by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the applicable rules and regulations thereunder;

                                    (ii) on the basis of a reading of the latest
                           unaudited interim consolidated financial statements, if any, made available by GPU; their limited reviews, in accordance with standards established under Statement on Auditing Standards No. 71, of the unaudited interim consolidated financial information for the three-month period ended March 31, 2001 and the three-month and six-month periods ended June 30, 2001, and as at March 31, 2001 and June 30, 2001;
                           a reading of the minutes of the meetings of the Board of Directors, Committees of the Board of Directors, and the Shareholders, in each case, of GPU; and inquiries of certain officials of GPU who have responsibility for financial and accounting matters of GPU,

                                            (1) nothing came to their
                                    attention which caused them to believe
                                    that any material modifications should be made to the unaudited interim consolidated financial information of GPU for the three-month period ended March 31, 2001 and for the three-month and six-month periods ended June 30, 2001, and as of March 31, 2001 and June 30, 2001, for them to be in conformity with accounting principles generally accepted in the United States and the unaudited interim consolidated financial information of GPU do not comply as to form, in all material respects, with the accounting requirements of the [Act and] Exchange Act and the related rules and regulations adopted by the Commission thereunder; and

                                            (2) with respect to the period
                                    subsequent to June 30, 2001, they were
                                    informed, at a specified date not more than five days prior to the date of the letter, of any changes in GPU's common stock, the cumulative preferred stock of GPU's consolidated subsidiaries, GPU's subsidiary-obligated mandatorily redeemable preferred securities, GPU's subsidiary-obligated trust preferred securities or GPU's long-term debt or decreases in GPU's common shareholders' equity (except as occasioned by the declaration of dividends) as compared with the amounts shown on the September 30, 2001 consolidated balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, or for the period from June 30, 2001 to October 31, 2001, there were any decreases, as compared with the corresponding period in the preceding year, in operating revenues or net income of GPU and its subsidiaries; and

                           (iii) they have performed certain other specified
                  procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of
                  GPU), as identified by Morgan Stanley & Co. Incorporated and set forth in the Registration Statement and the Prospectus or in Exhibit 12 to the Registration Statement, or included or incorporated by reference in Items 1, 2, 6 and 7 of GPU's Annual Report on Form 10-K for the year ended December 31, 2000, which is incorporated by reference in the Registration Statement and the Prospectus, or included in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in GPU's Quarterly Reports on Form 10-Q for the quarterly periods ending March 31, 2001 and June 30, 2001, which are incorporated by reference in the Registration Statement and the Prospectus.

                                       VI.

         In further consideration of the agreements of the Underwriters herein contained, the Company covenants as follows:

                  (a) To furnish without charge to you a signed copy of the Registration Statement, including all exhibits filed with the Registration Statement and the documents incorporated by reference therein (other than exhibits which are incorporated by reference therein) and to each other Underwriter a copy of the Registration Statement without exhibits and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus and any documents incorporated by reference therein at or after the date thereof and any amendments and supplements thereto as you may reasonably request. The terms "supplement" and "amendments" or "amend" as used in this Agreement shall include all documents filed by the Company with the Commission subsequent to the date of the Prospectus pursuant to the Exchange Act which are deemed to be incorporated by reference in the Prospectus.

                  (b) Before amending or supplementing the Registration Statement or the Prospectus or filing with the Commission any document pursuant to Section 13, 14 or 15(d) of the Exchange Act, during the period referred to in paragraph (c) below, to furnish to you a copy of each such proposed amendment, supplement or document for your review prior to filing and not to file any such proposed amendment, supplement or document to which you reasonably object.

                  (c) If, during such period (not in excess of nine months) after the first date of the public offering of the Debt Securities, a prospectus covering the Debt Securities is required by law to be delivered in connection with sales of the Debt Securities by an Underwriter or dealer, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of your counsel or counsel to the Company, to amend the Registration Statement or to amend or supplement the Prospectus or modify the information incorporated by reference therein in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus or modify such information to comply with the Act and the rules and regulations thereunder, forthwith to prepare and file with the Commission and to furnish (subject to the conditions in Section (VI)(b) above), at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Debt Securities may have been sold by you on behalf of the Underwriters, and to any other dealers upon request, such amendments or supplements to the Prospectus or modifications to the documents incorporated by reference therein, so that the statements in the Prospectus as so amended, supplemented or modified will not, in the light of the circumstances existing at the time such Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with the Act and the rules and regulations thereunder.

                  (d) To endeavor to qualify the Debt Securities for offer and sale under the securities or Blue Sky laws of such jurisdiction as you shall reasonably request and to pay all filings fees, expenses and legal fees (including fees and disbursements of counsel) in connection with such qualification and in connection with the determination of the eligibility of the Debt Securities as legal investments under the laws of such jurisdictions as you may designate as well as any filing fees payable in connection with any review of the offering of the Debt Securities by the National Association of Securities Dealers, Inc.

                  (e) To make available generally to the Company's security holders as soon as practicable an earning statement covering a twelve month period beginning after the date of this Agreement which earning statement shall satisfy the provisions of Section 11(a) of the Act.

                  (f) During the period beginning on the date of this Agreement and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any securities of the Company substantially similar to the Debt Securities, without your prior consent.

                  (g) Whether or not any sale of the Debt Securities is consummated, to pay all expenses incident to the performance of your obligations under this Agreement, including: (1) the preparation of the Prospectus and all amendments and supplements thereto, (2) the preparation, issuance and delivery of the Debt Securities, (3) the fees and disbursements of the Company's counsel and accountants and the Trustee and its counsel, if any (but not the fees and disbursements of counsel to the Underwriters), (4) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the Prospectus and any amendment or supplement thereto, (5) any fees charged by rating agencies and (6) the fees and expenses, if any, incurred in connection with the admission of the Debt Securities for trading in any appropriate market system.

                  (h) To use the net proceeds received by it from the sale of the Debt Securities pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds."

                                      VII.

         The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either
Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (if used within the period set forth in paragraph
(c) of Article VI hereof and as amended, supplemented or modified if the Company shall have furnished any amendments, supplements or modifications thereto) or the Basic Prospectus (including documents incorporated by reference therein), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by you or by any Underwriter expressly for use therein; provided, however, that the foregoing indemnification with respect to the Basic Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased any of the Debt Securities, if a copy of the Prospectus (other than documents incorporated by reference therein) as then amended or supplemented or modified (if the Company shall have furnished any amendments, supplements or modifications thereto) had not been sent or given by or on behalf of such Underwriter to such person at or prior to the written confirmation of the sale of such Debt Securities to such person.

         Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to information relating to such Underwriter furnished in writing by you or by such Underwriter expressly for use in the Registration Statement or the Prospectus or the Basic Prospectus.

         In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such action (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to a conflict of interest between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate counsel for all such indemnified parties. Such counsel shall be designated in writing by you in the case of parties indemnified pursuant to the second preceding paragraph, and by the Company in the case of parties indemnified pursuant to the first preceding paragraph. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

         If the indemnification provided for in this Article VII is unavailable to an indemnified party under the second or third paragraphs hereof in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party in lieu of indemnifying such indemnified party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations, including relative benefit. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such statement of omission.

         The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Article VII were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article VII, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Debt Securities underwritten by it and distributed to the public were offered to the public exceeds the amounts of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Article VII are several in the proportions which the number of Debt Securities set forth opposite their names in Annex A bear to the total number of Debt Securities so set forth in Annex A, or in such other proportions as may be determined pursuant to Article IX, and not joint.

         The indemnity and contribution agreements contained in this Article VII and the representations and warranties of the Company in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter to any person controlling any Underwriter or by or on behalf of the Company, any of its directors, officers or any person controlling the Company and (iii) acceptance of and payment for the Debt Securities.

                                      VIII.

         This Agreement shall be subject to termination in your absolute discretion, by notice given to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets, or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)
(i) through (v), such event singly or together with any other such event makes it, in your reasonable judgment, impracticable to market the Debt Securities.

                                       IX.

         This Agreement shall become effective when it has been executed by the Company and you.

         If any one or more of the Underwriters shall fail or refuse to purchase the Debt Securities which it or they have agreed to purchase hereunder, and the total number of Debt Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the total number of Debt Securities, the other Underwriters shall be obligated severally in the proportions which the number of Debt Securities set forth opposite their names in Annex A bear to the total number of Debt Securities so set forth opposite the names of all such nondefaulting Underwriters, or in such other proportions as you may specify, to purchase the Debt Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase; provided that in no event shall the number of Debt Securities which any Underwriter has agreed to purchase pursuant to Article I hereof be increased pursuant to this Article IX by an amount in excess of one-ninth of such number of Debt Securities without the consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase Debt Securities and the total number of Debt Securities with respect to which such default occurs is more than one-tenth of the total number of the Debt Securities and arrangements satisfactory to you and the Company for the purchase of such Debt Securities are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or of the Company except as provided in Article VII. In any such case which does not result in such termination, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days in each case, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by them in connection with this Agreement or the offering contemplated hereunder.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         This Agreement may be executed in counterparts each of which shall be deemed to constitute an original and all of which shall be deemed to be one and the same instrument binding on all of the parties hereto.

                                            Very truly yours,

                                            FIRSTENERGY CORP.


                                            By:
                                               ---------------------------------

                                            Name and Title:
                                                           ---------------------

Accepted: November __, 2001
BARCLAYS CAPITAL INC.
MORGAN STANLEY & CO.
   INCORPORATED
SALOMON SMITH BARNEY INC.
and the other Underwriters listed on
Annex A hereto

BY:
   --------------------------------------------------


By:
   --------------------------------------------------
   Name and Title:

     Acting severally on behalf of themselves and on behalf of the several Underwriters named herein and on Annex A hereto.

                                                                         Annex A
                                                                 to Underwriting
                                                                       Agreement

                              LIST OF UNDERWRITERS

                                                  Principal Amount of    Principal Amount of    Principal Amount of
                                                  Series A Notes Due     Series B Notes Due     Series C Notes Due
NAME                                                     2006                   2011                    2031
----                                              ------------------     ------------------     ------------------
Barclays Capital Inc...........................   $                      $                      $
Morgan Stanley & Co. Incorporated..............
Salomon Smith Barney Inc. .....................
Banc One Capital Markets, Inc. ................
BNY Capital Markets, Inc.......................
J.P. Morgan Securities Inc.....................
T.D. Securities (USA) Inc......................
 ...............................................
 ...............................................
 ...............................................
 ...............................................
 ...............................................
 ...............................................
 ...............................................
 ...............................................
                                                  ------------------     ------------------     ------------------
            Total..............................   $                      $                      $

                                                                         Annex B
                                                                 to Underwriting
                                                                       Agreement

Underwriting Agreement dated November __, 2001

Registration Statement No.:
         333-69856

Representatives:
         Barclays Capital Inc.
         Morgan Stanley & Co. Incorporated
         Salomon Smith Barney Inc.

                                                               Maximum
                                                               Concession   Maximum
                                                               To Dealers   Reallowance
                                                               (% of        (% of
                                Principal Purchase   Price to  Principal    Principal
Title                           Amount    Price      Public    Amount)      Amount)
-----                           ------    -----      ------    -------      -------
__% Notes, Series A, Due 2006   $         $          $               %            %
__% Notes, Series B, Due 2011   $         $          $               %            %
__% Notes, Series C, Due 2031   $         $          $               %            %